UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 31, 2009, Cardinal Health, Inc. (“Cardinal Health”) entered into the following agreements with CareFusion Corporation (“CareFusion”):

•	Employee Matters Agreement

•	Transition Services Agreement

•	Tax Matters Agreement

•	Stockholder’s and Registration Rights Agreement

A summary of certain material features of the agreements can be found in the section entitled “Our Relationship with Cardinal Health Following the Distribution” in CareFusion’s Information Statement, filed as Exhibit 99.1 to CareFusion’s Current Report on Form 8-K filed on July 28, 2009, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement, Transition Services Agreement, Tax Matters Agreement and Stockholder’s and Registration Rights Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 31, 2009, the separation of CareFusion from Cardinal Health (the “CareFusion Separation”) was completed. CareFusion is now an independent public company trading under the symbol “CFN” on the New York Stock Exchange. On August 31, 2009, the shareholders of record as of August 25, 2009 (the “Record Date”) received 0.5 shares of CareFusion common stock for each Cardinal Health common share held as of the Record Date. CareFusion did not issue fractional shares of its common stock in the distribution. Fractional shares that Cardinal Health shareholders would otherwise have been entitled to receive were aggregated and sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales were distributed ratably to those shareholders who would otherwise have been entitled to receive fractional shares.

The unaudited pro forma financial information of Cardinal Health giving effect to the CareFusion Separation, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 8.01	Other Events

A copy of the legal opinions issued by Wachtell, Lipton, Rosen & Katz and Weil, Gotshal & Manges LLP regarding the tax treatment of the CareFusion Separation are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Employee Matters Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

10.2	Transition Services Agreement, dated as of August 31, 2009, between Cardinal Health, Inc. and CareFusion Corporation.

10.3	Tax Matters Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

10.4	Stockholder’s and Registration Rights Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Legal opinion issued by Wachtell, Lipton, Rosen & Katz, dated August 31, 2009.

99.3	Legal opinion issued by Weil, Gotshal & Manges LLP, dated August 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: September 4, 2009	By:	/s/ Stuart G. Laws
Name: Stuart G. Laws Title: Senior Vice President and Chief Accounting Officer

Exhibit No.	Description of Exhibit
10.1	Employee Matters Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

10.2	Transition Services Agreement, dated as of August 31, 2009, between Cardinal Health, Inc. and CareFusion Corporation.

10.3	Tax Matters Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

10.4	Stockholder’s and Registration Rights Agreement, dated as of August 31, 2009, by and between Cardinal Health, Inc. and CareFusion Corporation.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Legal opinion issued by Wachtell, Lipton, Rosen & Katz, dated August 31, 2009.

99.3	Legal opinion issued by Weil, Gotshal & Manges LLP, dated August 31, 2009.